Exhibit 10.1

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COLLABORATIVE RESEARCH AGREEMENT

This COLLABORATIVE RESEARCH AGREEMENT (the “Research Agreement”) is entered into as of May 26, 2005 between:

(1)	PFIZER INC, a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017 and its Affiliates (“Pfizer”), and

(2)	RENOVIS, INC. a. Delaware corporation, having an office at Two Corporate Drive, South San Francisco, California 94080 and its Affiliates (“Renovis”).

BACKGROUND:

1.	Renovis is a biotechnology company that has a research program in active development involving VR-1 antagonists to treat diseases and disorders. Pfizer is a major pharmaceutical company with resources and expertise to develop, manufacture and market novel pharmaceutical products with a research program in active development involving VR-1 antagonists to treat diseases and disorders.

2.	Renovis and Pfizer would like to collaborate to advance their mutual programs with the aim of identifying one or more drug candidates suitable for development and commercialization as a pharmaceutical product.

3.	Pfizer and Renovis enter into this Research Agreement to set out the terms governing the research collaboration. Pfizer and Renovis will also enter into a License Agreement, effective as of the same date, to govern Pfizer’s development and commercialization of products arising from the collaboration. Appendices to this Research Agreement are attached to the License Agreement.

4.	Together the Research Agreement and the License Agreement are a single transaction. Entry into one is conditioned on entry into the other.

THE PARTIES AGREE AS FOLLOWS:

1.	Defined Terms. The meanings of defined terms used in this Research Agreement are listed in Appendix A.

2.	Collaborative Research Program.

2.1	Purpose. During the term of this Research Agreement, Renovis and Pfizer will conduct the Research Program. The objective of the Research Program is to discover and develop Products.

2.2	Research Plan. The initial Research Plan for the first Commitment Year is attached as Appendix B. Three months before the end of each subsequent Commitment Year, the Steering Committee described below will update the Research Plan for the next Commitment Year and submit it to Renovis and Pfizer for approval.

2.3	Exclusivity. For [ * ] years after the Effective Date, neither Pfizer or Renovis will perform or sponsor research in the Field outside of the Research Program or, in the case of Pfizer, outside of its further research and development of Products arising from the Research Program, without the other’s prior written consent. However, Pfizer may develop a [ * ] Product that it has acquired from a third party:

(a)	through an acquisition by Pfizer of all or substantially all of the assets of such third party or a merger or consolidation of such third party with Pfizer; or

(b)	by license as long as the Product that is licensed is in a stage of development (i.e., Pre-Clinical, Phase 1, Phase 2 or Phase 3) at least [ * ] further than the [ * ] Product that is being developed under this Research Agreement or the License Agreement.

Pfizer must continue to meet its obligations under this Research Agreement, in particular Section 2.7, and the License Agreement, in particular Section 3.1.

The Exclusivity obligations of this Section 2.3 will not apply to a Major Company that becomes an Affiliate of Renovis in a Change of Control, to the extent such Affiliate has [ * ] research program in the Field, either alone or with a third party.

Nothing in this Research Agreement or the License Agreement will prevent a party from screening, against VR-1 any compound that is part of a research program that is independent of the Research Program, for the purpose of determining that such compound is not a VR-1 Antagonist.

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2.4	Research Reports.

2.4.1	Quarterly Reports. After each Commitment Year quarter each party will submit to the Steering Committee a written report summarizing its activities under the Research Plan. The report must be submitted within 30 days of the end of the quarter.

2.4.2	Annual Reports. After each Commitment Year each party will submit to the Steering Committee a written report detailing the work it completed under the Research Plan during the year and evaluating the results of its work. The report must be submitted within 30 days of the end of the Commitment Year.

2.5	Exchange of Research Materials. During the term of this Research Agreement, the parties will supply to each other samples of biochemical, biological or synthetic chemical materials as required by the Research Plan or the Steering Committee. Also, the parties will, upon request, deliver to each other samples of any material made by the parties in performance of the Research Plan.

2.6	Introduction of Technology. If a party identifies Technology being used by it [ * ] the Research Program that it believes might have utility in the Research Program, it may notify the Steering Committee and the Steering Committee shall discuss and agree upon the nature and scope of [ * ] such Technology [ * ] the Research Program, including such party’s Patent Rights with respect to such Technology, and designate such Technology as [ * ], as the case may be. If the Steering Committee cannot agree on [ * ] of such Technology, the party [ * ] the Technology can [ * ] and such Technology will be [ * ].

2.7	Laboratory Facility and Personnel. Each party will provide suitable laboratory facilities, equipment and personnel for the work to be done by it in the Research Program.

2.8	[ * ] Efforts. Pfizer and Renovis will each use [ * ] efforts to achieve the objectives of the Research Program.

3.	Steering Committee.

3.1	Purpose. Pfizer and Renovis will establish a Steering Committee to monitor and oversee the Research Program. The Steering Committee will have the following responsibilities as detailed further in Appendix H:

(a)	review and evaluate the Research Program’s progress;

(b)	update and prepare the Research Plan as appropriate and for each Commitment Year;

(c)	document Technology developed by the parties pursuant to the Research Plan and designate and document Program Technology;

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(d)	document Technology introduced into the Research Program by the parties and designate as Pfizer Technology and Renovis Technology, as appropriate;

(e)	coordinate the publication of the Research Program’s results;

(f)	monitor the priority of a Product’s development within Pfizer;

(g)	monitor the exchange of information and materials between the parties;

(h)	monitor progress of research, including, for example, progress toward early milestones and issuance of a Candidate Alert Notification.

Specific activities in the areas above are outlined in Appendix H.

3.2	Membership. Within 15 days after the Effective Date, Pfizer and Renovis will appoint three members each to the Steering Committee. A party may replace any of its members at any time upon notification of the other party. Other representatives of Renovis or Pfizer may attend meetings if invited by either party, upon notification to the other party. The initial members are listed in the initial Research Plan.

3.3	Chair. The parties will appoint one member each to co-chair the Steering Committee.

3.4	Meetings. The Steering Committee will meet at least twice each Commitment Year in person. The parties will take turns in selecting the date and location of the meetings.

3.5	Minutes. The Steering Committee will keep accurate minutes of its deliberations. The minutes will record all decisions and proposed actions. A draft of the minutes must be delivered to all Steering Committee members within ten business days after each meeting. The party hosting the meeting will prepare and circulate the draft minutes. The co-chairpersons will edit, approve and distribute the minutes to all Steering Committee members at least 10 days before the next Steering Committee meeting.

3.6	Decisions. All decisions of the Steering Committee will be made by consensus. If consensus cannot be reached and the Steering Committee must have a decision to avoid any delay or prioritization of work, the Steering Committee Chairs may refer the matter to their respective senior management: the [ * ] of Renovis and the [ * ] of Discovery Research for Pfizer Global R&D.

3.7	Expenses. Pfizer and Renovis will bear all expenses incurred by their respective members associated with participating in the Steering Committee.

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4.	Funding.

4.1	Research Funding. Pfizer will fund FTEs at Renovis to perform the work described in the Research Plan. The number FTEs to be funded by Pfizer and the FTE rate for each Commitment Year of the term of this Research Agreement are set out below.

Year	FTEs	FTE Rate	Total Funding for Year
Commitment Year 1	[ * ]	[ * ]	[ * ]

Commitment Year 2	[ * ]	[ * ]	[ * ]

First Research Term Extension	[ * ]	[ * ]	[ * ]

4.2	Payment. All payments will be made in U.S. currency by electronic funds transfer within 30 days after receipt and acceptance by Pfizer of an invoice from Renovis. Pfizer will pay the annual research funding by quarterly advance installments. FTE funding for the first quarter of the term of this Research Agreement will be paid to Renovis within 10 days after the Effective Date.

4.3	Records and Inspection.

4.3.1	Records. Renovis must keep accurate records of its spending of funds received from Pfizer. The records must conform to generally accepted accounting principles (GAAP) as practiced in the United States. The records for each Commitment Year must be kept for at least three years after the end of that year.

4.3.2	Inspection. During the term of this Research Agreement and for three years afterwards, Pfizer may - at its own expense - appoint an independent, certified public accountant to inspect the records. The accountant must be reasonably acceptable to Renovis.

4.3.3	Notice and Place. Before inspecting the records, Pfizer must give Renovis reasonable notice. Renovis must make the records available for the inspection during regular business hours at the place where the records are usually kept.

4.3.4	Findings. The accountant’s findings will be binding on the parties.

4.3.5	Timing and Frequency. Pfizer may only inspect the records once each calendar year and may only inspect the records for any period once. If Pfizer does not inspect the records corresponding to any Commitment Year within three years after the end of that year, Pfizer will be deemed to have accepted the accuracy of the records.

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4.3.6	Confidentiality. All information learned by Pfizer during an inspection will be deemed Renovis Confidential Information.

5.	Treatment of Confidential Information.

5.1	Disclosure.

5.1.1	Except as provided in Sections 5.1.2, 5.1.3 and 5.1.4, a party may not disclose to a third party the following information without the written permission of the other party:

(a)	the other’s Confidential Information disclosed under this Research Agreement;

(b)	Program Technology;

(c)	the terms of this Research Agreement.

5.1.2	If a party is required by law to disclose this information, it must give the other party prompt notice and cooperate with the other party if it seeks - at its expense - a protective order. A party may - without the other’s permission - disclose information that (a) its legal counsel advises it is required to disclose if such disclosure is so required without sufficient time, in the reasonable judgment of the party, to obtain a protective order or (b) is required, in the reasonable judgment of a party, to be disclosed to comply with applicable laws, including without limitation rules of the U.S. Securities and Exchange Commission.

5.1.3	Pfizer and Renovis may only disclose the other’s Confidential Information to their directors, officers, employees, agents and consultants.

5.1.4	A party may disclose the Program Technology and the other’s Confidential Information to a third party: (a) for use under a sublicense granted under the License Agreement; or (b) approved by the parties to provide services to support the Research Program. The third party must be bound by contract to maintain such information in confidence on the same terms as are set forth in this Section 5.

5.1.5	A party may disclose the terms of this Research Agreement to its:

(a)	advisors;

(b)	any investor that would qualify as accredited as defined in 17 C.F.R. Section 230.501(a) consistent with its obligations pursuant to Section 5.1.2;

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(c)	investment bankers;

(d)	and any acquirer of substantially all of the assets to which this Research Agreement relates.

Each party must ensure that each of the individuals or entities in this Section 5.1.5 are bound by contract to maintain the terms of this Research Agreement in confidence.

5.2	Use. Pfizer and Renovis may only use the other’s Confidential Information as permitted by this Research Agreement or the License Agreement.

5.3	Measures. Pfizer and Renovis each will use the same measures to protect the other’s Confidential Information as it uses to protect its own Confidential Information. Each party must ensure that each of its directors, officers, employees, agents and consultants who will have access to the other’s Confidential Information are bound by contract to maintain the information in confidence.

5.4	Return of Information. After termination of this Research Agreement and the License Agreement, a party will return or destroy all copies of the other’s Confidential Information when requested by the other party, but one copy may be kept so that the party can monitor its continuing obligations under this Research Agreement. The Confidential Information will be returned within 60 days after the request.

5.5	Publication. The results of the Research Program may be published as part of a scientific presentation or publication after scientific review by the Steering Committee if neither Renovis nor Pfizer - acting reasonably - disapprove the publication in writing:

(a)	within 30 days after receipt of the publication if it is a manuscript; or

(b)	within 14 days after receipt of the publication if it is an abstract or transcript to be included in the proceedings of a scientific meeting.

5.6	Duration. The obligations of this Section 5 will end:

(a)	if the Confidential Information enters the public domain through no fault of the party; or

(b)	seven years after the end of the Research Program.

5.7	Other Information. The restrictions in this Section 5 do not apply to information that a party has or obtains outside of the scope of the definition of Confidential Information even though it is of the same or similar content.

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6.	Restrictions on Research Materials. A party may not transfer the other’s materials or any materials within the Program Technology to a third party without the written permission of the other party. This restriction will end [ * ] after the end of the Research Program. After this period, materials may only be transferred to third parties under the terms of the transferring party’s standard material transfer agreement for such transfers.

7.	Intellectual Property Rights.

7.1	Disclosure of Inventions. A party must promptly inform the other about all inventions that its officers, employees, agents or consultants make in the Research Program.

7.2	Ownership.

7.2.1	Renovis will own all Renovis Technology and Renovis Patent Rights.

7.2.2	Pfizer will own all Pfizer Technology and Pfizer Patent Rights.

7.2.3	Ownership of all Program Technology and Program Patent Rights will be held solely or jointly by Renovis and/or Pfizer, based on which party employed or otherwise controlled the inventor of the Program Technology or Program Patent Rights.

7.2.4	Inventorship of Program Patent Rights will be determined in accordance with U.S. patent law.

8.	Filing, Prosecution and Maintenance of Program Patent Rights.

8.1	Renovis’s Obligations. Renovis must take the following steps in connection with Program Patent Rights in which Renovis employees or consultants, alone or together with Pfizer employees or consultants, are named as inventors:

8.1.1	Give Pfizer a copy of any draft application before it is filed so that Pfizer can give Renovis comments on the substance of the application.

8.1.2	Consult with Pfizer regarding the countries in which patent applications should be filed and must file patent applications in those countries requested by Pfizer.

8.1.3	Take all reasonable steps to prosecute all patent applications.

8.1.4	Respond to proceedings filed by third parties against the patent applications.

8.1.5	File all papers and, subject to Section 8.2, pay all fees necessary to maintain any granted patents.

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8.1.5	Take all actions reasonably requested by Pfizer to maintain any granted patents.

8.1.6	Give Pfizer copies of all documents relating to the filing, prosecution and maintenance of patent applications and granted patents.

8.1.7	Give Pfizer a report detailing the status of all patent applications and granted patents every six months.

8.1.8	Obtain Pfizer’s consent before taking any step in connection with the filing, prosecution or maintenance of any Program Patent Right claiming a VR-1 Antagonist. Subject to complying with the other provisions of this Section 8, Renovis does not need to obtain Pfizer’s consent to take any step required to prevent a material, adverse impact on Renovis Patent Rights or Program Patent Rights owned by Renovis.

8.1.9	Give Pfizer prompt notice of any decision to not file a patent application or to abandon an application or a granted patent. After receiving this notice, Pfizer may - at its expense - take over the filing, prosecution or maintenance of the patent application or granted patent. If this occurs, the relevant Program Patent Rights will be [ * ] to Pfizer.

8.2	Costs.

8.2.1	Major Country Patents. Pfizer will reimburse Renovis for [ * ] of the costs Renovis is obliged to incur under Section 8.1 for Program Patent Rights in the Major Countries.

8.2.2	Other Country Patents. Pfizer will reimburse Renovis for [ * ] of the costs Renovis is obliged to incur under Section 8.1 for Renovis Patent Rights in countries other than the Major Countries.

8.2.3	Abandonment. If Pfizer does not wish to continue to support the filing, prosecution or maintenance of any Program Patent Rights it must notify Renovis in writing. From the date of the notification, Pfizer’s obligations under Sections 8.2.1 and 8.2.2 and Renovis’s obligations under Sections 2.1 and 2.2 of the License Agreement, only with respect to such Program Patent Rights, will end.

8.3	Filing, Prosecution and Maintenance by Pfizer. With respect to Program Patent Rights in which Pfizer employees or consultants alone are named as inventors, Pfizer will have those rights and duties ascribed to Renovis in Section 8.1.

8.4	Disclaiming. Neither party may disclaim a Valid Claim within Program Patent Rights without the consent of the other.

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8.5	Extensions. Pfizer may take all actions reasonably necessary - either in its own name or in the name of Renovis - to obtain patent extensions under 35 U.S.C. Section 156 and foreign counterparts for the appropriate Program Patent Rights, which shall be determined by Pfizer in its reasonable judgment so as to best maximize the period of market exclusivity for Products. Renovis must - at Pfizer’s expense - cooperate with Pfizer and sign all documents requested by Pfizer in connection with obtaining the extension.

9.	Acquisition of Rights from Third Parties. During the Research Program a party will notify the other party of any opportunities to obtain Technology from a third party that may be useful to the Research Program. The parties will decide if the Technology should be obtained and, if so, agree on what terms and by which party.

10.	Other Agreements. Concurrently with the execution of this Research Agreement, the parties will enter into the License Agreement. This Research Agreement and the License Agreement are the sole agreements with respect to the Field.

11.	Term and Termination.

11.1	Term. Unless sooner terminated or extended, this Research Agreement will end [ * ] from the Effective Date unless extended as follows. Pfizer may extend the Research Program and this Research Agreement by [ * ] giving Renovis at least 90 days notice before the end of the [ * ] Commitment Year. Pfizer may further extend the Research Program and this Research Agreement by an additional [ * ] period only upon the written consent of Renovis by giving Renovis at least 90 days written notice before the end of the [ * ] Commitment Year.

11.2	Breach Events. The following will be breach events (“Breach Events”):

(a)	Any material representation or warranty of a party under this Research Agreement that proves to have been incorrect in any material respect when made.

(b)	Failure by a party in any material respect to perform or observe any material term of this Research Agreement, but only if the failure remains unremedied for 30 days after written notice from the other party.

(c)	Failure by a party to materially satisfy the covenants in Section 13, but only if the failure remains unremedied for 30 days after written notice from the other party.

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11.3	Termination. If a party is responsible for a Breach Event, the other party may terminate this Research Agreement immediately by giving written notice.

11.4	Effect of Termination. Termination of this Research Agreement:

(a)	will not prejudice a party’s right to receive any payments accrued under Sections 4 and 8 of this Research Agreement;

(b)	will not terminate the terms and conditions of the License Agreement, unless provided otherwise therein, but will terminate the research license in Section 2.1 of the License Agreement.

11.5	Survival. The following provisions of this Research Agreement will survive expiration or termination of this Research Agreement: Appendix A (Definitions), Section 2.3 (Exclusivity), Section 3 (Steering Committee), Section 4.3 (Records and Inspection), Section 5 (Treatment of Confidential Information), Section 6 (Restrictions on Research Materials), Section 7 (Intellectual Property Rights), Section 8 (Filing, Prosecution and Maintenance of Program Patent Rights), Section 11.4 (Effect of Termination), Section 12 (Representations and Warranties), Section 15 (Notices) and Section 16 (Governing Law).

11.6	Steering Committee. The Steering Committee will continue to exist and function to perform its duties under this Research Agreement, which contemplates performance after termination of this Research Agreement, in accordance with its duties under the License Agreement.

12.	Representations and Warranties. Renovis and Pfizer represent and warrant to each other as follows:

12.1	It is a corporation duly organized, validly existing and is in good standing under the laws of the State of Delaware.

12.2	It is qualified to do business and is in good standing in each jurisdiction in which it conducts business.

12.3	It has all the power and authority necessary to conduct its business as now being conducted.

12.4	It has all power and authority to enter into and perform this Research Agreement.

12.5	This Research Agreement has been duly authorized by all necessary corporate action and will not:

(a)	require the consent of its stockholders;

(b)	violate any applicable law;

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(c)	violate its certificate of incorporation or bylaws; or

(d)	breach any material agreement, permit or other instrument that binds it or its assets.

12.6	It does not owe an obligation to a third party that conflicts with this Research Agreement or that would impede its performance of this Research Agreement.

12.7	It has sufficient rights in its tangible and intangible assets to perform this Research Agreement and it is not aware that a third party disputes these rights.

13.	Covenants. During the term of this Research Agreement, Renovis and Pfizer will each:

13.1	Remain qualified to do business in good standing in each jurisdiction in which it conducts business.

13.2	Maintain the rights in its tangible and intangible assets needed to perform this Research Agreement.

13.3	Not accept an obligation to a third party that conflicts with this Research Agreement or that would impede its performance of this Research Agreement.

13.4	Develop and exploit Products using Commercially Reasonable Efforts.

13.5	Comply with all information disclosure obligations pursuant to Sections 2, 3 and 4.

13.6	Comply in all material respects with the requirements of all applicable laws.

14.	HSR. After signing this Research Agreement, Pfizer and Renovis will promptly take (a) all actions necessary to make any filing required under the HSR Act and (b) reply at the earliest possible date with any requests for information received from the United States Federal Trade Commission (“FTC”) or Antitrust Division of the United States Department of Justice (“DoJ”) pursuant to the HSR Act. The parties will, to the extent reasonably practicable, consult with one another prior to making any filings, responses to inquiries or other contacts with the FTC or DoJ concerning the transactions contemplated by this Research Agreement and will use commercially reasonable efforts to obtain any clearances related to this Research Agreement that are necessary under the HSR Act. Each party will be responsible for its own costs in connection with such filing, except that Pfizer will be solely responsible for the applicable filing fees.

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15.	Notices. All notices will be in writing and sent by certified mail, return receipt requested or courier to the addresses noted below. Notices will be deemed delivered on the date of its receipt.

If to Pfizer:	Pfizer Global R&D Headquarters
50 Pequot Avenue
New London, CT 06320
Attn.: Head of Research, PGRD
Copy to: General Counsel, PGRD

Invoices should be sent to the attention of [ * ] at the following address:

[ * ]
Strategic Alliances, Mail Stop [ * ]
Pfizer Global R&D
50 Pequot Avenue
New London, CT 06320

If to Renovis:	Renovis, Inc.
Two Corporate Drive
South San Francisco, California 94080
Attention: Vice President, Corporate Development
Telephone: (650) 266-1400

16.	Governing Law. This Research Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.	Change of Control. Upon each occurrence of a Change of Control, Renovis must notify Pfizer within five days after approval by Renovis’s board of directors of any transaction that constitutes a Change of Control. Following receipt of any such notice Pfizer may, by notifying Renovis in writing, elect to terminate either or both this Research Agreement or its obligations under Section 2.3 (Exclusivity).

18.	Miscellaneous.

18.1	Binding Effect. This Research Agreement is binding upon and inures to the benefit of a party’s legal representatives, successors and permitted assigns.

18.2	Counterparts. This Research Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which shall constitute together the same document.

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18.3	Amendment. This Research Agreement may be amended only by written agreement of both of the parties.

18.4	Waiver. A party’s compliance with the terms of this Research Agreement may only be waived by written notice from the other party. Unless stated otherwise a waiver will not be deemed an ongoing waiver. The delay or failure of a party to require performance of a term of this Research Agreement will not prevent the party from enforcing the term later.

18.5	Third Party Beneficiaries. It is the intention of the parties that no third party will have, and no third party has, any rights under this Research Agreement.

18.6	Relationship. The parties are independent contractors. This Research Agreement does not create a partnership between the parties or any third party.

18.7	Assignment and Successors. A party may not assign this Research Agreement without the permission of the other party. However, a party may - without the permission of the other party - assign this Research Agreement to:

(a)	its Affiliates;

(b)	any purchaser of all or substantially all of its assets; or

(c)	any successor corporation resulting from any merger or consolidation of such party with or into such corporations.

18.8	Force Majeure. A party will not be in breach or liable for any failure of delay of its performance of this Research Agreement caused by natural disasters or circumstances reasonably beyond its control.

18.9	Severability. If any provision of this Research Agreement is invalid or is unenforceable, the parties intend that the remainder of this Research Agreement will be unaffected.

18.10	Currency. All dollar amounts stated herein are in U.S. dollars.

18.11	Export. The Parties agree not to export, directly or indirectly, any U.S. source technical data acquired from the other Party or any products utilizing such data to countries outside the United States, which export may be in violation of the U.S. export laws or regulations.

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SIGNED BY:

PFIZER INC.		RENOVIS, INC.

By:	/s/ John L. LaMattina	By:	/s/ Corey S. Goodman

Title:	President, PGRD	Title:	President & CEO

Date:	May 25, 2005	Date:	May 26, 2005

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